[PHOTO OMITTED]

The
Gabelli
Global
Opportunity
Fund

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                                   [GRAPHIC OMITTED]

Gabelli Global Opportunity Fund

First Quarter Report
March 31, 1999

                                                                 [PHOTO OMITTED]

                                                Marc J. Gabelli and Caesar Bryan
                                                              Portfolio Managers

To Our Shareholders,

      In the first quarter of 1999, the U.S. and Japanese stock markets advanced while major European markets retreated. Led by telecommunications, cable television and media stocks, our portfolio delivered strong absolute and relative gains.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Global Opportunity Fund's (the "Fund") total return was 8.7%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 2.8% and 4.0%, respectively, over the same period. The Lipper average and Morgan Stanley World Free index are unmanaged indicators of investment and stock market performance. Since inception on May 11, 1998 through March 31, 1999, the Fund was up 19.7%. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 2.2% and 10.3%, respectively, over the same period.

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan are responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gold Funds.

INVESTMENT RESULTS (a)

                                                  Quarter
                                  ----------------------------------------
                                    1st       2nd         3rd      4th       Year
                                    ---       ---         ---      ---       ----
 1999: Net Asset Value..........  $ 11.47      --          --       --        --
       Total Return.............     8.7%      --          --       --        --
--------------------------------------------------------------------------------------
 1998: Net Asset Value..........     --     $ 10.23     $  9.69   $ 10.55   $ 10.55
       Total Return.............     --        2.3%(b)    (5.3)%    13.7%     10.1%(b)
--------------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share             Reinvestment Price
-----------------                --------------             ------------------
December 28, 1998                    $0.450                      $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. The returns stated above cover short periods of less than one year beginning May 11, 1998 through March 31, 1999. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                               [GRAPHIC OMITTED]

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

   [The following table was depicted as a pie chart in the printed material.]

                    Europe                   42.8%
                    United States            36.2%
                    Japan                    11.9%
                    Canada                    5.3%
                    Australia                 2.4%
                    South Africa              1.4%

COMMENTARY
United We Stand

      In 1998, European stock markets were buoyed by optimism regarding the benefits of economic union and the January 1, 1999 introduction of the Euro. Thus far, however, European economies and the Euro have disappointed. European economies remain sluggish and since its introduction, the Euro is off more than 9% versus the U.S. dollar. We believe this will change. The Euro's decline against the dollar reflects the current economic fundamentals in the region, rather than a lack of confidence in the new currency. With European inflation at 1.0% and a current account surplus of $100 billion at the end of

1998, the Euro is on solid footing. Recent interest rate cuts initiated by the European Central Bank should help regional economies regain some momentum, and the Euro should firm against the dollar. Longer term, we believe that the free movement of capital will shift power from politicians to the market (the consumer) and that regional economies and stock markets will benefit from a unified Europe.

Land of the Rising Sun?

      The Japanese stock market has experienced six significant rallies since the market peaked in 1989. Each one has stalled after a few months. Is this one any different? Maybe. Two things have changed. First, a massive bank bailout has been implemented which will help end the credit crunch. Second, Japanese companies have finally recognized that restructuring is necessary for survival. Restructuring involves a degree of economic dislocation. People lose jobs and wages often fall. This has spooked consumers, who are simply not spending, and despite massive injections of capital from the government, the economy remains weak. If the politicians continue to encourage corporate restructuring and if corporate managements continue to effectively implement these restructuring, short term pain will produce long term gain. If the Japanese give up and return to business as usual, the Japanese stock market rally will most likely be short-lived.

Telecommunications and Media

      Telecommunications and media stocks shrugged off higher U.S. interest rates and a disappointing European economy on their way to posting another strong quarter. Secular trends in these industries are proving more powerful than macroeconomic and market forces in the U.S. and abroad. We expect this to continue as deregulation, technology and accelerating merger and acquisition activity alters the telecommunications and media landscape.

      In the U.S. much of the action has centered on mergers between telecommunications and cable television companies. Believing that broadband cable television wires will be the most effective highway into American homes and offices, AT&T bought cable giant Tele-Communications Inc. and signed a merger agreement with MediaOne. AT&T is also working out a deal with Time Warner to use its cable lines to provide a package of local and long distance telephony, Internet access and home entertainment services.

      AT&T is not the only company hoping to offer more services to more customers. Virtually every major player in the telecommunications industry worldwide is looking for a way to offer a full menu of telephony, Internet and entertainment services to more people, whether it be through cable television lines, wireless systems or via technologically enhanced telephone wires. This is the gold rush of the next millennium and it has already started as we prepare to exit this millennium. What does this mean for creativity and content providers? It means a rapidly expanding global audience. Almost everyone from e-commerce retailers, to television or movie producers, to newspaper and magazine publishers will benefit by the ability to easily reach into more people's wallets worldwide.

      International telephone companies have not advanced toward their cable television colleagues yet, but they may begin following the AT&T's lead. International telephone companies appear to be focusing on global alliances. We are hearing whispers that British Telecom and AT&T are considering investments in Japan Telecom. We think this kind of activity--the global extension of dominant telephone franchises--should continue to drive values in the telecommunications industry.

Winners and Losers

      This quarter's top ten performance list is dominated by telecommunications and cable television companies including United International Holdings, Global Crossing, Rogers Communications, Japan Telecom and two takeovers, MediaOne (by AT&T) and Frontier Corp. (by Global Crossing). Financial services investments Citigroup, J.P. Morgan and Banca Commerciale Italiana, and retailers Richemont and Christian Dior also performed well.

      Our biggest disappointments included global branded consumer goods giants Unilever and Nestle, Barrick Gold Corp. and Whitman.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

BCE Inc. (BCE - $44.3125 - NYSE) is Canada's global communications company. BCE recently announced a major transaction with Ameritech (AIT - $57.875 - NYSE). Under the agreement, BCE will sell 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Northern Telecom (NT - $62.125 - NYSE), Teleglobe, BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Northern Telecom. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

Canal + (CNLP.PA - $293.11 - Paris Stock Exchange) is Europe's leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

Citizens Utilities Co. (CZN - $7.75 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $9.125 - Nasdaq), a CLEC serving primarily the western U.S. A year ago, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, which is expected to occur in the fall, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as incumbent local exchange carrier operations with nearly one million access lines. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. The company sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens also anticipates monetizing its ownership of Century Communications' (CTYA - $46.4375
- Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

CRH plc (CRH.L - $17.26 - London Stock Exchange) is a Dublin, Ireland-based international building materials company. CRH is a leading producer and distributor of a wide range of building products and materials. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence will contribute to CRH's continued organic growth.

Frontier Corp. (FRO - $51.875 - NYSE) is a telecommunications provider operating various business segments: the nation's fifth largest long distance company, a local telephone provider in and around Rochester, NY with one million lines, a CLEC with over 200,000 lines, a nationwide network leased long term from Qwest and a high-end web hosting business. Frontier has announced plans to merge with Global Crossing (GBLX - $46.25 - Nasdaq) in a stock for stock transaction for $62 per Frontier share if GBLX trades between $34.56 and $56.78 before the transaction is completed. Hamilton, Bermuda-based GBLX also will take on $1.3 billion in FRO debt. The acquisition of FRO is the latest step by GBLX toward becoming a worldwide phone company.

Granada Group plc (GAA.L - $20.26 - London Stock Exchange) is involved in two business segments, media and hospitality. The company has a leading position in commercial television in the U.K. serving 26 million people, nearly half of the total population. Granada also owns the largest commercial television production company in the U.K. and has also recently been awarded a license to broadcast digital terrestrial television. The hospitality division, which includes restaurants and hotels, has been benefiting from strong economic growth in the U.K. Granada is the market leader in hotels following their takeover of Forte. We believe Granada is an attractively valued growth stock.

Ito Yokado Co. Ltd. (8264.T - $64.34 - Tokyo Stock Exchange) is one of Japan's leading retailers and operates supermarket stores mainly in Tokyo and Kanagawa, selling clothing, foodstuffs and household utensils. The company's subsidiaries include Seven-Eleven Japan. Ito Yokado ranks second in industry sales and is top-ranked in profits.

Japan Telecom Co. Ltd. (9434.T - $14,354.40 - Tokyo Stock Exchange) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph and Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecom and AT&T have each recently taken a significant stake in Japan Telecom.

Liberty Media Group (LMG'A - $52.625 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $79.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $54 billion.

Rogers Communications Inc. (RG - $18.125 - NYSE) provides cellular service and digital personal communications services ("PCS") through its interest in Rogers Cantel Mobile Communications. The company also offers cable television and video services through Rogers Cablesystems and radio and television broadcasting, publishing, and new media businesses through Rogers Multi-media. We believe the company is likely to participate in the concentration of the North American cable television industry.

Schlumberger Ltd. (SLB - $60.1875 - NYSE) is the leading provider of engineering and technical services to the international petroleum industry. The company is the industry leader in terms of research and development. The Oilfield Services segment includes wireline and testing, cementing and stimulation, pumping, drill fluids, marine and land seismic surveys, contract drilling, directional drilling and measurement-while-drilling. The acquisition of Camco International in a transaction valued at $2.2 billion has been completed. The Measurement and Systems segment includes meters and instruments and automatic test equipment. The Smart Cards & Terminals division is the leading provider of smart card-based solutions worldwide, shaping the new world of smart solutions by providing leading-edge technology to enable innovative smart card and terminal applications that enhance the security and convenience of businesses and communities.

Seagram Co. (VO - $50.00 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal and Seagram's Gin. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $35.8125 - Nasdaq).

Telecom Italia SpA (TIT.MI - $10.62 - Milan Stock Exchange) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator as well as the largest mobile operator in Europe through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks. The company is currently the subject of a takeover battle between Deutsche Telekom and Olivetti.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

USA Networks Inc. (USAI - $35.8125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Vivendi (EX.PA - $246.04 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc. the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We are pleased to have reported another excellent quarter during a period in which global stock markets produced uneven returns. We believe our substantial commitment to telecommunications and media stocks will continue to reward shareholders and that our stock selection discipline in other industry groups will help us maximize returns.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


              /s/ Marc J. Gabelli                   /s/ Caesar Bryan

              Marc J. Gabelli                       Caesar Bryan
              Portfolio Manager                     Portfolio Manager


                                                    /s/ Ivan Arteaga

                                                    Ivan Arteaga, CFA
                                                    Associate Portfolio Manager

April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------

Rogers Communications Inc.                   Granada Group plc
Telecom Italia SpA                           Japan Telecom Co. Ltd.
Liberty Media Group                          Telephone & Data Systems Inc.
Vivendi                                      Frontier Corp.
Schlumberger Ltd.                            Ito Yokado Co. Ltd.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                            Market
    Shares                                                   Value
    ------                                                   -----

            COMMON STOCKS - 97.9%
            Automotive - 1.0%
      900   General Motors Corp. .......................   $  78,188
                                                           ---------
            Broadcasting - 6.6%
    2,150   Audiofina ..................................      85,881
    7,400   Granada Group plc ..........................     149,920
      450   NRJ SA .....................................      90,361
      375   Pathe SA ...................................      96,353
    8,000   Tokyo Broadcasting System Inc. .............     101,663
                                                           ---------
                                                             524,178
                                                           ---------
            Building and Construction - 1.5%
    3,300   CRH plc ....................................      56,966
    6,000   Sekisui House Ltd. .........................      63,836
                                                           ---------
                                                             120,802
                                                           ---------
            Business Services - 3.4%
      730   Vivendi ....................................     179,607
    2,200   Young & Rubicam Inc.+ ......................      89,650
                                                           ---------
                                                             269,257
                                                           ---------
            Cable - 4.9%
    1,100   Comcast Corp., Cl. A .......................      67,650
    1,600   MediaOne Group Inc.+ .......................     101,600
    1,400   NTL Inc.+ ..................................     113,925
    2,500   United International Holdings Inc., Cl. A+       108,750
                                                           ---------
                                                             391,925
                                                           ---------
            Computer Software and Services - 1.4%
    1,000   Softbank Corp. .............................     112,134
                                                           ---------
            Conglomerates - 1.0%
    1,250   Invik & Co. AB, B Free .....................      81,327
                                                           ---------
            Consumer Products - 4.7%
      720   Christian Dior SA ..........................      92,421
       70   Compagnie Financiere Richemont AG ..........     116,340
    4,000   KAO Corp. ..................................      88,322
    8,200   Unilever NV ................................      76,181
                                                           ---------
                                                             373,264
                                                           ---------
            Consumer Services - 1.1%
    5,000   Rollins Inc. ...............................      84,063
                                                           ---------
            Diversified Industrial - 1.8%
    7,000   General Electric Co. plc ...................      63,111
    1,125   Indus Holding AG ...........................      36,679
      300   Oerlikon-Buhrle Holding AG .................      43,577
                                                           ---------
                                                             143,367
                                                           ---------
            Energy and Utilities - 5.6%
      700   BP Amoco plc, ADR ..........................      70,656
   12,180   Citizens Utilities Co., Cl. B+ .............      94,395
    2,500   Endesa SA ..................................      63,102
    2,500   Schlumberger Ltd. ..........................     150,469
    1,200   Veba AG ....................................      63,091
                                                           ---------
                                                             441,713
                                                           ---------
            Entertainment - 5.2%
    3,894   Liberty Media Group, Cl. A+ ................     204,921
   27,000   Rank Group plc .............................      98,614
    3,000   USA Networks Inc.+ .........................     107,438
                                                           ---------
                                                             410,973
                                                           ---------
            Equipment and Supplies - 0.5%
    2,000   Toyo Seikan Kaisha Ltd. ....................      43,148
                                                           ---------
            Financial Services - 13.2%
    2,600   Assicurazioni Generali SpA .................     104,137
      500   AXA-UAP ....................................      66,286
   15,500   Banca Commerciale Italiana .................     127,157
    3,300   Bank of Ireland ............................      68,614
    1,200   Citigroup Inc. .............................      76,650
    1,500   Federal Home Loan Mortgage Corp. ...........      85,688
    2,300   KeyCorp ....................................      69,719
    1,500   Mellon Bank Corp. ..........................     105,563
      900   Morgan (J.P.) & Co. ........................     111,038
    1,900   Pioneer Group Inc. .........................      28,144
    3,500   Schroders plc ..............................      81,078
   10,000   Skandinaviska Enskilda Banken, Cl. A .......     122,217
                                                           ---------
                                                           1,046,291
                                                           ---------
            Food and Beverage - 4.7%
   25,800   Foster's Brewing Group Ltd. ................      75,614
       45   Nestle SA ..................................      81,752
    2,500   Seagram Co. ................................     125,001
    5,100   Whitman Corp. ..............................      87,656
                                                           ---------
                                                             370,023
                                                           ---------
            Global Entertainment - 1.8%
      325   Canal Plus .................................      95,260
    6,100   EMI Group plc ..............................      43,648
                                                           ---------
                                                             138,908
                                                           ---------
            Health Care - 3.6%
       60   Novartis AG ................................      97,328
        9   Roche Holding AG ...........................     109,752
      650   Schering AG ................................      75,682
                                                           ---------
                                                             282,762
                                                           ---------
            Hotels and Gaming - 1.1%
    4,000   Mirage Resorts Inc.+ .......................      85,000
                                                           ---------

The Gabelli Global Opportunity Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                            Market
    Shares                                                   Value
    ------                                                   -----

            COMMON STOCKS (Continued)
            Metals and Mining - 3.8%
    3,000   Anglogold Ltd., ADR ........................    $ 60,374
    3,000   Barrick Gold Corp. .........................      51,188
    8,300   Harmony Gold Mining Ltd. ...................      38,719
    2,800   Harmony Gold Mining Ltd., ADR ..............      13,125
    1,500   Newmont Mining Corp. .......................      26,250
    3,800   Placer Dome Inc. ...........................      42,513
    2,700   Stillwater Mining Co.+ .....................      71,212
                                                           ---------
                                                             303,381
                                                           ---------
            Publishing - 6.9%
    4,400   Arnoldo Mondadori Editore SpA ..............      65,790
    9,250   Gruppo Editoriale L'Espresso SpA ...........     103,856
   24,000   Independent Newspapers plc .................     108,822
    1,200   McGraw-Hill Companies Inc. .................      65,400
    3,700   News Corp. Ltd., ADR .......................     109,149
    8,000   Schibsted ASA ..............................      95,229
                                                           ---------
                                                             548,246
                                                           ---------
            Retail - 1.6%
    2,000   Ito Yokado Co. Ltd. ........................     128,684
                                                           ---------
            Telecommunications - 19.7%
    2,000   BCE Inc. ...................................      88,625
    1,500   Bell Atlantic Corp. ........................      77,531
    3,250   Cable & Wireless plc, ADR ..................     120,047
       25   DDI Corp. ..................................     118,213
   10,500   Electric Lightwave Inc.+ ...................      95,813
    2,500   Frontier Corp. .............................     129,688
      600   Global Crossing Ltd.+ ......................      27,750
       10   Japan Telecom Co. Ltd. .....................     143,544
       13   Nippon Telegraph & Telephone Corp. .........     127,333
   12,500   Rogers Communications Inc., Cl. B+ .........     226,562
    5,500   Societe Europeenne de Communication SA+ ....      13,377
    2,000   Telecom Italia SpA, ADR ....................     208,749
      500   Telefonica SA, ADR .........................      63,875
    4,000   Viatel Inc.+ ...............................     114,000
                                                           ---------
                                                           1,555,107
                                                           ---------
            Wireless Communications - 2.8%
    1,500   Omnipoint Corp.+ ...........................      21,656
    2,300   Telephone & Data Systems Inc. ..............     129,950
    2,700   Vanguard Cellular Systems Inc., Cl. A+ .....      73,744
                                                           ---------
                                                             225,350
                                                           ---------
            TOTAL COMMON STOCKS ........................   7,758,091
                                                           ---------

TOTAL INVESTMENTS  -  97.9%
  (Cost $7,049,275) ....................................  $7,758,091

Other Assets and
  Liabilities (Net)  -  2.1% ...........................     169,133
                                                          ----------

NET ASSETS  -  100.0%
  (691,421 shares outstanding) .........................  $7,927,224
                                                          ==========

NET ASSET VALUE,
  Offering and Redemption
  Price Per Share ......................................      $11.47
                                                              ======
----------
+ Non-income producing security.
ADR - American Depositary Receipt.

                                   % of
                                  Market     Market
Geographic Diversification        Value      Value
--------------------------        -----      -----
Europe                            42.8%    $3,316,846
North America                     41.5%     3,217,386
Japan                             11.9%       926,876
Asia/Pacific Rim                   2.4%       184,764
South Africa                       1.4%       112,219
                                 -----     ----------
                                 100.0%    $7,758,091
                                 =====     ==========

                        Gabelli Global Series Funds, Inc.
                       The Gabelli Global Opportunity Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Asset Management Inc.
                                             Werner J. Roeder, MD
Felix J. Christiana                          Director of Surgery
Former Senior Vice President                 Lawrence Hospital
Dollar Dry Dock Savings Bank
                                             Anthonie C. van Ekris
Anthony J. Colavita                          Managing DIrector
Attorney-at-Law                              BALMAC International, Inc.
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                        Marc J. Gabelli
President and Chief                          Portfolio Manager
Investment Officer

Caesar Bryan                                 Bruce N. Alpert
Portfolio Manager                            Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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